UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 30, 2008 (July 24, 2008)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong 271000
People's Republic of China
(Address of Principal Executive Offices)

(+86) 538 -620-3897
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure of Directors.

On and effective July 24, 2008, Messrs. Chao Ming Zhao and Guangli Pang resigned as directors of China Biologic Products, Inc. (the "Company").

Messrs. Zhao’s and Pang’s resignations were submitted to facilitate the appointment of the independent directors disclosed below and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Zhao will continue to perform his role as Chief Executive Officer of the Company.

Appointment of New Independent Directors.

On and effective July 24, 2008, the Board of Directors of the Company appointed Mr. Sean Shao, Dr. Jie Gan, and Dr. Tong Jun Lin to serve on the Board as “independent directors” of the Company (the “Independent Directors”), as that term is defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc.  A copy of the press release announcing such appointment is attached to this report as Exhibit 99.1.

On July 24, 2008, each of the Independent Directors also entered into the Company’s form of Independent Director Agreement and Indemnification Agreement. Under the terms of the Independent Director Agreement, the Company agreed to pay each of the Independent Directors an annual salary of $18,000 as compensation for the services to be provided by them as Independent Directors, except that Mr. Shao will receive an additional $6,000 as compensation for his role as head of the Company’s Audit Committee, as disclosed in Item 8.01 below. In addition, the Company agreed to grant to each of the Independent Directors an option to purchase 20,000 shares of the Company’s common stock with an exercised price of $4.00 per share, of which 10,000 shares will be vested on January 25, 2009 and the remaining 10,000 shares will be vested on July 25, 2009.

Under the terms of the Indemnification Agreement, the Company agreed to indemnify each of the Independent Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by them in connection with any proceeding if the Independent Directors acted in good faith and in the best interests of the Company. This brief description of the terms of the Independent Director Agreement and Indemnification Agreement is qualified by reference to the provisions of the forms of agreements attached to this report as Exhibits 10.1 and 10.2. Mr. Sean Shao has served as the Chief Financial Officer of Trina Solar Limited since August 2006, where he assisted them in listing on the NYSE in December 2006. Prior to that, Mr. Shao served, from September 2005 to August 2006, as the Chief Financial Officer of ChinaEdu Corporation, a Chinese educational service provider, and from August 2004 to September 2005, as the Chief Financial Officer of Watchdata Technologies Ltd., a Chinese security software company. Prior to that Mr. Shao served, from October 1998 to July 2004, as a senior manager at Deloitte Touche Tohmatsu CPA Ltd., Beijing, and from December 1994 to November 1997, as an assistant manager at Deloitte & Touche, Toronto. Mr. Shao received his Master’s degree in Health Care Administration from the University of California at Los Angeles in 1988 and his Bachelor’s degree in Art from East China Normal University in 1982. Mr. Shao is an associate member of the American Institute of Certified Public Accountants. Mr. Shao also serves as an Independent Director of China Information Security Technology, Inc., a provider of public security services in China.

Dr. Jie Gan has served as an associate professor of finance in the School of Business and Management at Hong Kong University of Science and Technology (HKUST) since 2002. Prior to joining HKUST, Dr. Gan served, from 2000 to 2002, as an assistant professor at the Columbia University, Graduate School of Business. Dr. Gan has also worked as a consultant for CRA International (formerly Charles River Associates), one of the largest finance and economics consulting firms in the U.S., and her consulting experience spans company valuation, securities fraud and anti-trust, in a range of industries including financial services, consumer goods and energy. Dr. Gan holds a Master Degree of Urban Economics from Beijing University and a PhD in Financial Economics from Massachusetts Institute of Technology and has been published in top academic journals such as the Journal of Financial Economics and the Review of Financial Studies.

Dr. Tong Jun Lin has served as an Associate Professor in the Departments of Microbiology and Immunology and Pediatrics, Dalhousie University since 2000 and has focused his research in immune response to microbial pathogens. Dr. Lin received his MD (1984) and PhD (1990) degrees from the Institute of Materia Medica at the Chinese Academy of Medical Sciences, and his post-doctoral training at the University of Alberta (1993-1997), Duke University (1997-1998) and Dalhousie University (1998-2000). He has published 43 peer-reviewed research articles in leading journals and is a member of the American Association of Immunologists and the Canadian Society for Immunologists. Dr. Lin is a recipient of the New Investigator Award from Canadian Institutes of Health Research (2003-2008) and an Award of Excellence in Medical Research from Dalhousie University (2004).

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any of the Independent Directors that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 8.01 OTHER EVENTS.

On July 24, 2008, the Board of Directors of the Company also established an Audit Committee and appointed the Company’s independent directors, Sean Shao, Jie Gan, and Tong Jun Lin as the members of the Audit Committee. Sean Shao was appointed as the Chair of the committee, and he will be paid an additional annual salary of $6,000 as compensation for this service. A copy of the Audit Committee Charter is attached to this report as Exhibit 99.2, and is incorporated herein by reference. The Audit Committee Charter will be posted on the corporate governance page of the Company’s website as soon as practical.

The Board of Directors of the Company also determined that Mr. Shao possesses the accounting or related financial management experience that qualifies him as "financially sophisticated" within the meaning of Rule 4350(d)(2)(A) of the Marketplace Rules of The Nasdaq Stock Market, Inc., and that he is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission.

The Company’s announcement of the foregoing is included in the Press Release attached to this report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit
No.	Description

10.1	Form of Independent Director Agreement of China Biologic Products, Inc.

10.2	Form of Indemnity Agreement of China Biologic Products, Inc.

99.1	Press Release, dated July 30, 2008.

99.2	China Biologic Products, Inc. Audit Committee Charter, adopted on July 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: July 30, 2008	/s/ Chao Ming Zhao
Chao Ming Zhao
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Form of Independent Director Agreement of China Biologic Products, Inc.

10.2	Form of Indemnity Agreement of China Biologic Products, Inc.

99.1	Press Release, dated July 30, 2008.

99.2	China Biologic Products, Inc. Audit Committee Charter, adopted on July 24, 2008.